UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 24, 2024
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders

An annual meeting of shareholders of The PNC Financial Services Group, Inc. (“PNC”) was held on April 24, 2024 for the purpose of considering and acting upon the following matters:

(1) The election of the 12 director nominees named in PNC’s proxy statement to serve until the next annual meeting and until their successors are elected and qualified;

(2) The ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2024;

(3) An advisory vote to approve the compensation of PNC’s named executive officers;

(4) Approval of The PNC Financial Services Group, Inc. 2025 Employee Stock Purchase Plan; and
(5) A shareholder proposal regarding report on risk management and implementation of PNC’s Human Rights Statement in financing.

The final voting results for each proposal, based on the report of the judge of election for the annual meeting, are provided below.

(1) The 12 director nominees named in PNC’s proxy statement were elected.

Nominee	For	%	Against	%	Abstain	Broker Non-Votes
Joseph Alvarado	321,676,218	99.21%	2,561,129	0.79%	2,065,395	35,113,353
Debra A. Cafaro	316,098,429	97.47%	8,193,447	2.53%	2,010,866	35,113,353
Marjorie Rodgers Cheshire	320,842,495	98.94%	3,448,966	1.06%	2,011,281	35,113,353
William S. Demchak	309,590,981	95.52%	14,530,030	4.48%	2,181,731	35,113,353
Andrew T. Feldstein	315,734,754	97.38%	8,494,912	2.62%	2,073,076	35,113,353
Richard J. Harshman	317,598,357	97.95%	6,645,196	2.05%	2,059,189	35,113,353
Daniel R. Hesse	320,537,262	98.86%	3,690,182	1.14%	2,075,298	35,113,353
Renu Khator	320,871,639	98.96%	3,383,333	1.04%	2,047,770	35,113,353
Linda R. Medler	323,201,567	99.67%	1,081,876	0.33%	2,019,299	35,113,353
Robert A. Niblock	320,696,196	98.90%	3,556,608	1.10%	2,049,938	35,113,353
Martin Pfinsgraff	322,930,285	99.59%	1,318,557	0.41%	2,053,900	35,113,353
Bryan S. Salesky	322,886,493	99.58%	1,361,393	0.42%	2,054,856	35,113,353

(2) The Audit Committee’s selection of PricewaterhouseCoopers LLP as PNC’s independent registered public accounting firm for 2024 was ratified.

For	%	Against	%	Abstain	Broker Non-Votes
354,966,062	98.76%	4,463,844	1.24%	1,986,189	0

(3) The compensation of PNC's named executive officers was approved on an advisory basis.

For	%	Against	%	Abstain	Broker Non-Votes
304,982,751	94.25%	18,600,746	5.75%	2,719,245	35,113,353

(4) The PNC Financial Services Group, Inc. 2025 Employee Stock Purchase Plan was approved.

For	%	Against	%	Abstain	Broker Non-Votes
321,991,878	99.35%	2,119,698	0.65%	2,191,166	35,113,353

(5) A shareholder proposal regarding report on risk management and implementation of PNC’s Human Rights Statement in financing was not approved.

For	%	Against	%	Abstain	Broker Non-Votes
31,726,010	9.93%	287,866,289	90.07%	6,710,443	35,113,353

With respect to all of the preceding matters, holders of PNC common stock and voting preferred stock as of February 2, 2024, the record date for the annual meeting, were entitled to cast up to 397,848,767 votes in the aggregate, voting together as a single class. The table below sets forth the number of shares of each class or series of PNC stock entitled to vote at the annual meeting, the number of votes per share and the aggregate voting power of each such class or series.

Title of Class or Series	Number of Shares Entitled to Vote	Votes Per Share	Aggregate Voting Power (Number of Votes)
Common Stock	397,845,383	1	397,845,383
$1.80 Cumulative Convertible Preferred Stock - Series B*	423	8	3,384
* Each share is entitled to cast a number of votes equal to the number of full shares of common stock into which such voting preferred stock is convertible at the applicable time.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	April 29, 2024	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller